Exhibit 99.1

Annual Meeting of ShareholdersPresentationJuly 30, 2010

2 Forward Looking Statements Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings compliance with the OTS Cease and Desist Orders, additional capital raising efforts, exploration of strategic alternatives, acquisition of Legent Clearing, LLC and business strategy. These statements often included words such as "may," "will," "believe," "expect," "anticipate," "predict," "intend," "plan," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to: the successful completion and regulatory approval of the acquisition of Legent Clearing, LLC, the continued performance of Legent Clearing, LLC, the timing of our compliance or the lack thereof with certain Cease and Desist orders issued by the Officer of Thrift Supervision to us and United Western Bank, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, and conditions specifically related to the financial and credit markets, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2009 which was filed with the SEC on March 15, 2010, and the uncertainties set forth from time to time in the Company's other periodic reports, filings and public statements. You should keep in mind that any forward- looking statements made speak only as of the date on which they were made. New risks and uncertainties may arise from time to time and at any time, and it is impossible for us to predict these events or how they may affect us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the "Risk Factors" section included our Annual Report on Form 10- K for the year ended December 31, 2009, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. 2 July 30, 2010

3 Summary NASDAQ: UWBK$2.6 Billion Assets*29.4 Million Shares Outstanding**$.72 per share**$21.2 Million Market Capitalization**Holding company for two primary subsidiaries:United Western Bank(r) - Denver, COUnited Western Trust Company - Sioux Falls, SD * As of March 31, 2010**As of July 26, 2010 July 30, 2010

4 Management Team July 30, 2010

James R. Peoples



James R. Peoples
Chairman of the Board, Chief Executive Officer and President of United Western Bank®

Mr. Peoples began his banking career in 1974 in Cleveland, Ohio, with Central National Bank of Cleveland (now part of KeyCorp) and moved to New York in 1980 to oversee credit with the International Banking subsidiary. He has served as Chief International Credit Officer for NatWest USA, as well as in senior credit administration and lending positions for First Interstate Bancorp and First Interstate Bank of Denver beginning in 1988. Mr. Peoples was named President of KeyBank of Colorado in 1997 and President of KeyBank, Seattle Cascades District in 1999, the position from which he retired in July 2008. Mr. Peoples and his wife moved back to Denver in February 2010 at which time he joined United Western Bank as Executive Vice President, Credit Administration. He was named to his current offices with United Western Bank® effective April 30, 2010.

July 30, 2010 5

6 Company Snapshot Processing & Trust Deposits Community Bank Other Deposits Other Liabilities 1 59 16 4 11 2 59 182.1 Thrift holding company headquartered in Denver, CO with $2.6 billion in assets3rd largest market share of Colorado-based banks and thriftsThree primary businesses include: Institutional deposit gathering business focused on the processing services industries, escrow / paying agent, and trust accounting management services Community banking franchise that operates eight full service banking offices, serving individuals and small and mid-size business customers along Colorado's Front Range National preferred SBA lenderOther services include:Treasury managementNational trust servicesFINRA member firm to provide brokerage and related services Average Funding Mix (1Q10) Average Earning Asset Composition (1Q10) Total Average Funding = $2.7bn Community Loans Other Loans Purchase SBA Loans & Sec. MBS Sec. (Non-DCS) DCS Sec. Other 1 40 10 4 10 3 33 94.1 3.2 182.1 104.4 Total Average Earning Assets = $2.7bn Community Bank Deposits 16% Other Liabilities 1 21% Community Bank Loans 40% Other Loans 10% Purchased SBA Loans & Securities 4% Other Interest- Earning Assets 2 33% Direct Credit Substitute Securities (DCS) 4% MBS Securities (Non-DCS) 9% 1 Includes other interest and noninterest bearing liabilities.2 Other interest-earning assets consists primarily of balances held at the Federal Reserve Bank. Processing & Trust Deposits 59% Other Deposits 4% July 30, 2010

7 Community Bank Franchise Overview 3rd largest deposit market share of Colorado-based banks and thrifts $2.6 billion asset franchise focused on Colorado's Front Range Pueblo to Fort Collins including DenverEight full-service locations open in the Front RangeAverage tenure of in-market senior bankers is 19 years July 30, 2010

8 Colorado: Among the Strongest Economies in the U.S. Unemployment Rate U.S. CO ROAA 9.9 7.9 8 8 Sources: CO Department of Labor & Employment, S&P / Case-Shiller, and SNL FinancialNote: Nationwide unemployment data as of April 2010 and Colorado unemployment data as of March 2010. Case-Shiller(r) data for the month of May 2010. Numbers shown for historical and projected changes in population and household income are compound annual growth rates. Colorado's Front Range includes 82% of the state population Colorado's population is the 3rd most highly educated in the U.S.Strong employment concentrations in aerospace, bioscience, software, information technology, renewable energy, and energy researchBetter than national average projected population growth, median household income, and projected household income change Median HPA Change Population Change Median HHI Median HHI Change U.S. CO ROAA 4.6 3.6 U.S. CO U.S. CO ROAA 1.1 1.8 0.9 1.5 U.S. CO ROAA 54719 62597 U.S. CO U.S. CO ROAA 3.2 3.3 0.8 1 Economy Market Demographics 9.9% 7.9% 4.6% 3.6% 1.1% 1.8% 0.9% 1.5% $54,719 $62,597 2.9% 3.2% 0.8% 1.0% '00 - '09 '09 - '14E '09 - '14E '00 - '09 July 30, 2010

9 Regulatory Status Overview In December 2009, the Bank entered into a Memorandum of Understanding (MOU) with its primary regulators The Bank immediately began acting in accordance with the MOU which action included prudently managed its liquidity position and restricting balance sheet growth (e.g., Equity Trust Company deposits reduced by $300 million). In June 2010, the Bank entered into a Cease & Desist Order (C&D) with its primary regulators, the MOU was terminated, and the C&D requires that the Bank (among other things):Achieve and maintain a Tier 1 Core Capital and Total Risk-Based Capital ratios of 8% and 12%, respectively, by June 30, 2010 (which did not occur and no OTS extension has been granted);Not declare or pay dividends or transfer any other capital from the Bank to United Western Bancorp, Inc. or any non-bank affiliate; andReduce concentrations in certain non-agency mortgage backed securities, construction and land lending, commercial real estate lending and reduce brokered deposits. July 30, 2010

10 Strategic Alternatives Acquisition of Legent Clearing, LLCCapital FormationOther Alternatives July 30, 2010

11 Legent Clearing Overview Securities clearing and settlement is the process of matching, recording, and processing transaction instructions and then exchanging payment between counterparties14 correspondent clearing firms2009 revenues for the clearing industry estimated to be $2.2 billion 1Securities clearing services include:Margin loan interestTrade chargesRevenue derived from customer sweep balancesBanking feesMiscellaneous fee incomeTypically a large start-up cost for infrastructure, but as that cost is covered the business has a favorable step-cost metric Services to correspondents include:Extensive mutual fund rosterComprehensive cash management productsBrand name institutional quality researchAccess to fee-based advisory products Overview of Legent Clearing Average Monthly Trades (mm) Average Monthly Sweep Balances ($mm) '06 '07 '08 '09 UWBK 179.203 189.848 361.609 569.606 '06 '07 '08 '09 UWBK 380.61 459.385 541.522 503.421 Overview of Securities Clearing Industry Note: Summary performance metrics for the fiscal year ended June 30th.1 Source: Aite Group July 30, 2010

Questions and Answers. July 30, 2010